SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2001

ALLIANT TECHSYSTEMS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10582	41-16726904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 LINCOLN DRIVE EDINA, MINNESOTA		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

[NOT APPLICABLE]
(Former name, former address and former fiscal year if changed from last report)

Item 5.    Other Events.

                On December 10, 2001, the Registrant issued a news release announcing that it had completed its acquisition of the ammunition business of Blount International, Inc. as described in the news release.  The text of the news release is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(a)	None.
(b)	None.
(c)	Exhibits.

Exhibit No.                            Description of Exhibit

      99                     Text of news release dated December 10, 2001

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

Date: December 10, 2001
	By:	/s/ Perri A. Hite
	Name:	Perri A. Hite
	Title:	Secretary